File Number 2-28097
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

Supplement to The Enterprise Group of Funds, Inc. Statement of Additional Information Dated February 28, 2003.

Under the "Fund Manager Arrangements" section, the following replaces the Name and Control Persons of the Fund Manager information for the Growth and Income
Fund:

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS USA Inc., a Delaware holding company. Its principal office address is One North Wacker Drive, Chicago, IL 60606.

Under Distributor's Agreements and Plans of Distribution, the following paragraph is added:

Pursuant to a sales campaign sponsored by MONY Securities Corporation ("MSC"), a broker-dealer affiliated with Distributor, registered representatives of MSC are awarded a special cash bonus on sales of (i) Fund shares, (ii) variable annuity contracts issued by MONY Life Insurance Company of America ("MONY Life"), the parent of MSC, and (iii) variable insurance policies issued by MONY Life that exceed, in the aggregate, certain sales goals. A 5% cash bonus is awarded on new business exceeding the sales goal and an additional 5% is awarded on business exceeding 110% of the sales goal. Distributor is responsible for funding up to 5% of the bonus attributable towards the sales goal for sales of the Funds. This special sales campaign began on April 16, 2003 and is effect until June 30, 2003.



April 25, 2003